                                                                    EXHIBIT 10.6

                             SUBSCRIPTION AGREEMENT
                             3PEA TECHNOLOGIES, INC.
                                  COMMON STOCK


Enclosed herewith are the documents necessary to subscribe for shares of common stock of 3Pea Technologies, Inc., a Nevada corporation ("3Pea"). The 3Pea Shares are being offered to Ms. Cynthia Korte ("Korte"), an Accredited Investor as defined in Rule 501(a) of Regulation D, under the Securities Act of 1933, as amended (Rules of Securities and Exchange Commission "SEC"). Set forth herein are instructions for the execution of the enclosed documents. The 3Pea Shares are referred to herein as "Shares". 3Pea is referred to herein as the "Company".

         Korte is executing the Subscription Agreement to subscribe for the purchase of One Hundred Seventy One Thousand One Hundred Ten (171,110) shares of common capital stock of 3Pea for a Five Hundred Thousand and/no 100 ($500,000.00) Dollar loan to Company upon the terms and conditions as set forth in that certain Promissory Note and Personal Guaranty of even date herewith between the Company and Korte.

                                TABLE OF CONTENTS
                                -----------------


How To Subscribe:

         A.  Instructions

Subscription Agreement (2 copies)

         Appendix A - Consideration to be Delivered

         Appendix B - Accredited Investor Certificate

                                HOW TO SUBSCRIBE
                                ----------------

         A. INSTRUCTIONS - SUBSCRIPTION AGREEMENT: Two copies of the form Subscription Agreement and Appendixes A, B and C attached to the Subscription Agreement should be completed, executed and delivered to the Company at the address set forth below. Upon Acceptance, the Company will execute both copies of the Subscription Agreement and return one to you for your records.

         The Company shall have the right to accept or reject the subscription, in whole or in part.

         An acknowledgment of the acceptance of your subscription for Shares subscribed will be returned to you promptly after acceptance.

         PAYMENT: Payment of the amount provided in Appendix A shall be wired to the Company immediately upon acceptance by Company and return to you of one fully signed original of this Subscription Agreement.


                  THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES DESCRIBED HEREIN.

         THE PURCHASE OF SHARES INVOLVE A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

         THE COMPANY IS A DEVELOPMENT STAGE COMPANY AS THAT TERM IS DEFINED IN THE AUDITED FINANCIAL STATEMENTS FOR THREE YEARS ENDED DECEMBER 31, 2003, AND AS SUCH PURCHASE OF SHARES INVOLVES A HIGH DEGREE OF RISK.

         SALE OF THE SHARES CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT ARE LIMITED TO SALE TO AN ACCREDITED INVESTOR ONLY.

                             SUBSCRIPTION AGREEMENT
                             ----------------------

         Korte understands that the Company is offering for sale to Korte Shares in the Company. Korte further understands that the offering is being made without registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and is being made only to "Accredited Investors" (as defined in Rule 501 of Regulation D under the Securities Act).

         1. SUBSCRIPTION. Subject to the terms and conditions hereof the Korte hereby subscribes for Shares in Company with a combined value of Five Hundred Thousand Dollars $500,000.00 which is payable as described in Section 4 hereof. The Korte acknowledges that the Shares if issued by the Company, will be subject to restrictions on transfer pursuant Section 6(d) below, and as may hereafter be agreed to among and between the shareholders of the Company should the shareholders enter into a Buy-Sell Agreement and/or Stock Redemption Agreement among each of the holders of the Shares and the Company, and as further set forth in the Agreement.

         2. ACCEPTANCE OF SUBSCRIPTION AND ISSUANCE OF SHARES. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject the subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the Korte at the Closing referred to in Section 3 hereof. Notwithstanding anything in the Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any person who is a resident of a jurisdiction in which the issuance of Shares would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction (collectively referred to as the "State Securities Laws").

         3. THE CLOSING. The closing of the subscription for purchase of the Shares (the "Closing") shall take place upon acceptance of the Subscription Agreement by the Board of Directors of the Company and signing of the Subscription Agreement by the Chief Executive Officer of the Company where indicated "ACCEPTED AND APPROVED." Upon acceptance of the Subscription Agreement the Company agrees to return one fully signed Subscription Agreement signed by the Chief Executive Officer of the Company where indicated "ACCEPTED AND APPROVED" to the Korte, and the Korte agrees to immediately wire transfer the agreed upon funds in purchase of the shares to the Company. Thereafter, the Company shall have Ten (10) days within which to deliver the Shares to the Korte. In the event the Closing shall not have occurred within Twenty (20) days from the date of receipt by the Company of the Subscription Agreement from the Korte, the Subscription Agreement shall be null and void, and of no further effect.

         4. PAYMENT FOR SHARES. The Korte agrees to wire transfer to the Company the amount as set forth in Appendix A hereto in payment for the Shares immediately following the Company signing the Acceptance below and returning one fully signed original of this Subscription Agreement to the Korte.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As of the Closing, the Company represents and warrants that:

                  (a) The Company is duly incorporated or organized, validly existing and in good standing under the laws of the States of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and have secured all other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

                  (b) The authorized capital stock of the Company consists of Common stock; $0.001 par value; 2,000,000 shares authorized, 912,500 shares issued and outstanding; Company has reserved 456,250 shares to be issued, 342,220 for $1,000,000.00 new capital contribution, and 114,030 shares for services, following which 1,363,750 total shares will be issued and outstanding, of which the 171,110 shares subscribed by Cynthia Korte will equal approximately 12.5% of all issued and outstanding shares of Company.

                  (c) As of the date of this Subscription Agreement there are no outstanding rights of first refusal or offer, preemptive rights, other Stock Purchase Rights or other agreements, either directly or indirectly, for the purchase or acquisition from the Company or any of its shareholders of any shares of Company Capital Stock or any securities convertible into or exchangeable for shares of Company Capital Stock.

                  (d) The Company is not under any contractual or other obligation to register any of its presently outstanding securities or any of its securities that may hereafter be issued.

                  (e) The Board of Directors of the Company will have duly authorized the issuance and sale of the Shares upon the terms of the Subscription Agreement and will have completed all requisite corporate action.

                  (f) The Shares, when issued and paid for, will represent validly authorized, duly issued and fully paid and nonassessable Shares of the Company, and the issuance thereof will not conflict with the certificate of incorporation, articles of incorporation, bylaws of the Company, or operational agreements of the Company.

                  (g) No representation or warranty by the Company in the Agreement, and no statement by an officer of the Company contained in any document, certificate or other writing furnished to the Korte in connection with the transactions contemplated hereby, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements herein or therein not misleading in light of the circumstances in which they are made.

         6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE KORTE. The Korte hereby represents and warrants to and covenants with the Company and each of them, and each officer, director, member and agent of the Company that:

                  (a) GENERAL:

                           (i) The Korte has all requisite authority to enter
                  into this Agreement and to perform all the obligations required to be performed by the Korte hereunder.

                           (ii) The Korte is a resident of the State of Arizona.

                  (b) INFORMATION CONCERNING THE COMPANY:

                           (i) The Korte has been given the opportunity to have
                  full access to the business plan and all operational and financial statements of the Company and all books, records, documents and other data concerning the Company and has relied only on the information contained therein.

                           (ii) The Korte is familiar with the business and
                  financial condition, properties, operations and prospects of the Company, all as generally described in the documents described above. The Korte has been given the opportunity to obtain any information necessary to verify the accuracy of the information set forth in the documents and has been furnished all such information so requested.

                           (iii) The Korte understands that, unless the Korte
                  notifies the Company in writing to the contrary at or before the Closing, all the Korte's representations and warranties contained in the Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Korte.

                           (iv) The Korte understands that the purchase of the
                  Shares involves a high degree of risk, including but not limited to those outlined in the Agreement.

                           (v) The Korte understands that no federal or state
                  agency has passed upon the Shares or made any finding or determination concerning the fairness or advisability of the investment.

                           (vi) The Korte understands that estimates and
                  projections like those contained in the documents, by their nature, involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such projections or goals will be attained; and that the projections and estimates contained in the documents should not be relied upon as a promise or representation of the future performance of the Company.

                           (vii) The Korte understands that the investment
                  contains a high degree of risk as it pertains to investment in a development company with limited track record and business history.

                  (c) STATUS OF KORTE:

                           (i) The Korte has such knowledge, skill and
                  experience in business, financial and investment matters so that she is capable of evaluating the merits and risks of an investment in the Shares. To the extent necessary, the Korte has retained, at her own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the Agreement and owning Shares.

                           (ii) The Korte is an "Accredited Investor" as defined
                  in Rule 501(a) of Regulation D under the Securities Act. The Korte agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares. The Korte acknowledges that she has completed the Accredited Investor Certificate contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is she hereby affirmed as of the date hereof.

                  (d) RESTRICTIONS ON TRANSFER OR SALE OF SHARES:

                           (i) The Korte is acquiring the Shares solely for her
                  own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The Korte understands that the Shares and have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Korte and of the other representations made by the Korte in the Agreement. The Korte understands that the Company is relying upon the representations and agreements contained in the Agreement (and any supplemental information) for the purpose of determining whether the transaction meets the requirements for such exemptions.

                           (ii) The Korte understands that the Shares are
                  "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Korte may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Korte understands that the Company has no obligation or intention to register any of the Shares or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the Korte understands that under the Commission's rules, the Korte may dispose of the Shares principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Korte. As a consequence, the Korte understands that she must bear the economic risks of the investment in the Shares for an indefinite period of time.

                           (iii) The Korte agrees: (A) that she will not sell,
                  assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares as applicable, under the Securities Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificate(s) for the Shares will bear a legend making reference to the foregoing restrictions; and (C) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of such shares except upon compliance with the foregoing restrictions.

                           (iv) The Korte has not offered or sold any portion of
                  her Shares and has no present intention of dividing her Shares with others or of reselling or otherwise disposing of any portion of her Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

                           (v) The Korte acknowledges that neither the Company
                  nor any other person offered to sell the Shares to him by means of any form of general advertising, such as media advertising or seminars.

                           (vi) The Korte acknowledges that the Company has the
                  right in its sole and absolute discretion to abandon this private placement at any time prior to Closing.

                           (vii) The Korte has not used any person as a
                  "Purchaser Representative" within the meaning of SEC Regulation D to represent her in determining whether she should purchase the Shares.

         7. CONDITIONS TO OBLIGATIONS OF THE KORTE AND THE COMPANY. The obligations of the Korte to purchase and pay for the number of Shares specified herein and of the Company to sell the Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the Korte contained in Section 6 hereof shall be true and correct on and as of the Closing in all respects as if made at the Closing.

         8. OBLIGATIONS REVOCABLE. The obligations of the Korte hereunder shall be revocable at any time prior to Closing.

         9. LEGEND. Each certificate for Shares (sold pursuant to the Agreement) will be imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED."

         10. BROKERS. Korte has not entered into any agreement to pay any broker's or finder's fee to any person with respect to the Agreement or the transactions contemplated hereby.

         11. WAIVER, AMENDMENT. Neither the Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

         12. ASSIGNABILITY. Neither the Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Korte without the prior written consent of the other party.

         13. APPLICABLE LAW. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

         14. SECTION AND OTHER HEADINGS. The section and other headings contained in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

         15. COUNTERPARTS. The Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

         16. NOTICES. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a)      If to the Company, at its office at the following address:

                                    3Pea Technologies, Inc.
                                    3068 E. Sunset Road, Suite 3
                                    Las Vegas, Nevada 89120
                                    Attn: Mark R. Newcomer
                                    Chief Executive Officer

(b)      If to Korte, at the following address:

                                    Cynthia Korte
                                    6929 E. Hayden Road Suite C-4
                                    PMB #487
                                    Scottsdale, AZ 85250
or at such other address as any party shall have specified by notice in writing to the other.

         17. BINDING EFFECT. The provisions of the Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         19. SURVIVAL. All representations, warranties and covenants contained in the Agreement shall survive (i) the acceptance of the subscription by the Company, (ii) changes in the transactions, documents and instruments which are not material or which are to the benefit of the Korte, and (iii) the death or disability of the Korte.

         20. PREEMPTIVE RIGHTS AND FORWARD OR BACKWARD STOCK SPLITS. The Company agrees that should the Company hereafter sell or offer to sell (other than as set forth in the Company's Confidential Memorandum previously provided to Korte), or accept an offer to buy from the Company, shares of stock of the Company, or do a public stock offering, then in such event the Company agrees to give the Korte sixty (60) days advance written notice of the terms and conditions of such pending stock sale, and the Korte shall have the right to purchase a pro rata share of such stock sale or offering equal to the percentage of shares which the Korte owns in the Company, for a share price which is equal to the per share price at which the shares are offered or agreed to be sold. Further, should the Company do (1) a forward or reverse split of stock, (2) a re-capitalization of the Company, (3) issue limited amounts of shares for services to other than independent third parties, or (4) issue shares for less than fair value, the Company agrees that the Korte's proportionate share of the ownership of the Company shall remain the same and not be affected by any of the foregoing.

         21. NOTIFICATION OF CHANGES. The Korte hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to the Agreement which would cause any representation, warranty, or covenant of the Korte contained in the Agreement to be false or incorrect.

         IN WITNES WSHEREOF, the Korte has executed the Subscription Agreement this 6th day of October, 2004.

KORTE                                    COMPANY
                                         3PEA TECHNOLOGIES, INC.

By: /s/ Cynthia Korte                    By: /s/  Mark R. Newcomer
    ------------------------------          ------------------------------------
        Cynthia Korte                    Mark R. Newcomer
                                         Chief Executive Officer

                                   ACCEPTANCE

ACCEPTED AND APPROVED as of the 6th day of October, 2004, by Company:


By: /S/ Mark R. Newcomer
    --------------------------------
        Mark R. Newcomer
        Chief Executive Officer

                                   APPENDIX A
                                   ----------


                          CONSIDERATION TO BE DELIVERED
                          -----------------------------

                   FIVE HUNDRED THOUSAND DOLLARS ($500,000.00)
                   -------------------------------------------

                                   APPENDIX B
                         ACCREDITED INVESTOR CERTIFICATE
                         -------------------------------


         The Korte Investor hereby certifies that she is an Accredited Investor as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933 (the "Act"). The specific category(s) of Accredited Investor applicable to the Korte is checked below.

___X_ a. an individual whose individual net worth, or joint net worth with that individual's spouse, exceeds $1,000,000 (including the value of homes, home furnishings and personal automobiles);

_____ b. an individual who had an individual income in excess of $200,000 in 2002 and 2004 or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in 2000. For purposes of their offering, individual income shall equal adjusted gross income, as reported in the investor's federal income tax return, less any income attributable to a spouse or to property owned by the spouse, and as may be further adjusted in accordance with the rules, regulations, and releases of the Commission;

_____ c. a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Act"), or a savings and loan association or other institution as defined in
                  Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; an insurance Company as defined in Section 2(13) of the Act; an investment Company registered under the Investment Company Act of 1940 (the "1940 Act") or a business development Company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under
                  Section 301(c) or (d) of the Small Business Investment Act of 1958; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance Company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____    d.       a private business development Company as defined in Section
                  202(a)(22) of the Investment Advisers Act of 1940;

_____    e.       an organization described in Section 501(c)(3) of the
                  Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

_____    f.       an individual who is a director or executive officer of the
                  Company; or

_____    g.       an entity in which all of the equity owners are accredited investors as set forth above.

         IN WITNESS WSHEREOF, the Korte has executed the Accredited Investor Certificate this day of September 2004.


                                                     Cynthia Korte

                                                     By: /S/ Cynthia Korte
                                                         -----------------------
                                                             Cynthia Korte

                                 PROMISSORY NOTE

Phoenix, Arizona                                               October 6th, 2004

         1. BORROWER'S PROMISE TO PAY. For value received, 3Pea Technologies, Inc., a Nevada corporation, 3068 E. Sunset Road, Suite 3, Las Vegas, Nevada 89120 ("Maker"), promises to pay to Cynthia Korte, 6929 N. Hayden Road, C-4 PMB 487, Scottsdale, AZ 85250, or Order, or the holder of this Note ("Payee"), the principal sum of Five Hundred Thousand Dollars and No/100 ($500,000.00), with principal and interest payable in the manner as provided in paragraphs 2 and 3 below.

         2. INTEREST. This Note shall bear interest at the annual rate of Eight and One Half percent (8 1/2%) per annum from the above date until all principal and accrued interest have been paid in full. Interest shall be paid in advance for one year at the time of signing of this Note in the sum of $42,500.00. Thereafter, should this Note be renewed for an additional term of one year as provided for in paragraph 3 below, then in such event, interest shall be paid in advance for such additional term at the date of commencement of the second year of this Note. Interest is earned and is non-refundable when paid by Maker to Payee regardless of any prepayment of principal by Maker to Payee.

         3. PAYMENT. The principal balance of this Note shall be paid in full on the one year anniversary date of this Note. Notwithstanding the foregoing, the Maker, at Maker's option, shall have the right to extend the time of payment of principal of this Note for an additional term of one year provided that the Maker shall pay the interest in advance for the additional term at the commencement of such additional term as provided in paragraph 2 above.

         4. PLACE OF PAYMENT/NOTICE. All payments by Maker to Payee under this Note and all notices required or provided to be sent by any party hereto shall be made to the party entitled to receive payment, or the party to receive notice at their address above. Any party may change its address for purposes of this paragraph by giving written notice of such change of address to the other party in the manner herein provided for giving notice.

         5. WAIVER OF PRESENTMENT, NOTICE OF DISHONOR AND PROTEST. Maker waives all rights to require the Payee to do the following things:

         A. To demand payment of amounts due (known as "presentment");

         B. To give notice that amounts due have not been paid (known as a "notice of dishonor");

         C. To obtain an official certification of nonpayment (known as a "protest").

         6. DEFAULT.

         A. Notice. Should default be made in the payment of any installation of principal or interest when due, Maker shall not be considered in default if payment is received by Payee within five (5) days following receipt of written notice of default by Maker. Should Maker fail to pay this Note in full within such time, then this Note shall bear interest at the rate of eighteen (18%) per cent per annum from the date of default until paid in full.

         B. Remedies Upon Default. If Maker is considered to be in default under this Note, Payee shall then have the right to bring suit or take any other action available to enforce payment of this Note upon the Maker.

C. Waivers. No waiver by Payee of any default shall operate as a waiver of any other default. No matter shall be considered waived by implication, or expressly waived unless in writing signed by the Payee. All remedies are cumulative, and not alternative. No right or power of Payee hereunder shall be deemed to have been waived by any act or conduct on the part of Payee, or by any neglect to exercise such right or power, or by any delay in doing so; and every right or power shall continue in full force and effect unless specifically waived or released by an instrument in writing executed by Payee.

         7. COLLECTION COSTS. In the event that Payee shall retain or engage an attorney or attorneys' to collect, enforce, or protect its interest with respect to this Note, or as to any collateral securing the Note, the Maker shall pay all of the costs and expenses of such collection, enforcement, or protection, including reasonable attorneys' fees and costs, and the Payee may take judgment for all such amounts, in addition to the unpaid principal balance of the Note and accrued interest thereon.

         8. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of the respective parties hereto.

         9. APPLICABLE LAW. This Note shall be governed by and construed in accordance with its terms and by the laws and judicial decisions of the State of Arizona, the courts of which state shall have exclusive jurisdiction to enforce this Note.

         10. DESCRIPTIVE HEADINGS. The descriptive headings of the paragraphs of this Note have been inserted for convenience of reference only and shall not control or effect the interpretation or construction of any paragraph herein.

         11. TIME IS OF THE ESSENCE. Time is of the essence with respect to the performance of all obligations under this Note.

         12. GUARANTY. The payment and performance of this Note is guaranteed by Mark R. Newcomer, Erin Newcomer, husband and wife, and Daniel H. Spence, and Elaine Spence, husband and wife, each jointly and individually, Guarantors, the terms of which are set forth in an UNCONDITIONAL CONTINUING GUARANTY OF PAYMENT AND PERFORMANCE, entered into between Guarantors and Payee of even date with this Promissory Note, and which is incorporated herein by reference in its entirety.



                                                MAKER:
                                                3Pea Technologies, Inc.,


                                                By: /S/ Mark R. Newcomer
                                                    ----------------------------
                                                        Mark R. Newcomer
                                                        Chief Executive Officer



                                                By: /S. Daniel H. Spence
                                                    ----------------------------
                                                        Daniel H. Spence
                                                        President

                        UNCONDITIONAL CONTINUING GUARANTY

                           OF PAYMENT AND PERFORMANCE



         For valuable consideration, the undersigned (herein called "Guarantors") jointly and severally unconditionally guaranty the payment and performance of 3Pea Technologies, Inc., a Nevada corporation, 3068 E. Sunset Road, Suite 3, Las Vegas, Nevada 89120, of each and every term and condition of that certain Promissory Note of even date herewith in the face amount of Five Hundred Thousand Dollars and No/100 ($500,000.00), between 3Pea Technologies, Inc. (therein "Maker"), and Cynthia Korte, 6929 N. Hayden Road, C-4 PMB 487, Scottsdale, AZ 85250 (therein "Payee"), in accordance with its terms. The liability of Guarantors and each of them hereunder shall be for the full amount of payment of all principal, interest and costs and attorney's fees for collection of the Note and enforcement of this Guarantee. The obligation of each Guarantor hereunder is independent of the obligation of every other Guarantor hereunder or of any other Guarantor, or of Borrower, and a separate action or actions may be brought and prosecuted against any one or more of the Guarantors hereunder or otherwise, whether action is brought against Borrower or any other Guarantor, or whether Borrower or any other Guarantor be joined in any such action or actions; and Guarantors waive the benefits of any statute of limitations affecting their liability hereunder or the enforcement thereof. Guarantors authorize Cynthia Korte, Payee (herein "Korte"), without notice or demand and without affecting their liability hereunder, from time to time, to reduce the amount of the installments of the above described note and/or to otherwise extend the time for the payment thereof; and Korte may assign this guarantee in whole or in part. Guarantors waive any right to require Korte to proceed against Borrower or to proceed against or exhaust any security held from Borrower or to proceed against any other Guarantor, or to pursue any other remedy in Korte's power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Borrower, or by reason of the cessation from any cause whatsoever of the liability of Borrower. Until the above described Note of Borrower to Korte shall have been paid in full, Guarantors shall have no right of subrogation, and each of them does hereby waive any right to enforce any remedy which Korte now has, or may hereafter have against Borrower, and waive any benefit of and any right to participate in any security now or hereafter held by Korte. Guarantors waive all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this guarantee. It is not necessary for Korte to inquire into the powers of Borrower or its officers, Members, or agents acting or purporting to act on its behalf, and the above described indebtedness which was created in reliance upon the professed exercise of such powers is hereby guaranteed. Guarantors agree to pay a reasonable attorney's fee and all other costs and expenses which may be incurred by Korte in the enforcement of this guarantee.


         Guarantors hereby irrevocably and unconditionally waive all of the benefits and provisions of Arizona Revised Statutes, ss.12-1641, and any amendment thereto.


         Further, as inducement for Korte to loan 3Pea Technologies, Inc. the sum of $500,000.00, Guarantors agree to cause 3Pea Technologies, Inc., to have a life insurance policy issued insuring the life of both Mark R. Newcomer and Daniel H. Spence as Insured under the policy and agreeing to pay a Death Benefit to Korte, as a named Beneficiary under the policy, sufficient to satisfy the loan upon the death of Mark R. Newcomer and/or Daniel H. Spence, until such time as the loan owing by 3Pea Technologies, Inc. to Korte is paid in full.

         IN WITNESS WHEREOF the undersigned Guarantors have executed this guarantee this 6th day of October, 2004.



 By: /S/ Mark R. Newcomer
     ---------------------------------------
        Mark R. Newcomer, Guarantor




By: /S/ Daniel H. Spence
    ----------------------------------------
       Daniel H. Spence, Guarantor


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